Basic and diluted net earnings per share	6 Months Ended
Jun. 30, 2020
Earnings Per Share, Basic and Diluted [Abstract]
Basic and diluted net earnings per share
Basic and diluted net earnings per share
Basic and diluted earnings per share have been calculated on the basis of net earnings attributable to the common shareholders of the Company and the weighted average number of common shares and bonus deferral restricted share units outstanding. Diluted net earnings per share is computed using the weighted-average number of common shares, subscription receipts outstanding, additional shares issued subsequent to quarter-end under the dividend reinvestment plan, PSUs, RSUs and DSUs outstanding during the period and, if dilutive, potential incremental common shares resulting from the application of the treasury stock method to outstanding share options and additional shares issued subsequent to quarter-end under the dividend reinvestment plan.
The reconciliation of the net earnings and the weighted average shares used in the computation of basic and diluted earnings per share are as follows:

	Three months ended June 30		Six months ended June 30
	2020	2019	2020	2019
Net earnings attributable to shareholders of APUC	$286,219	$156,625	$222,422	$243,031
Series A preferred shares dividend	1,107	1,158	2,282	2,323
Series D preferred shares dividend	910	951	1,875	1,892
Net earnings attributable to common shareholders of APUC – basic and diluted	$284,202	$154,516	$218,265	$238,816
Weighted average number of shares
Basic	529,440,246	493,071,189	527,634,250	491,811,210
Effect of dilutive securities	4,812,876	4,656,910	4,920,714	3,291,211
Diluted	534,253,122	497,728,099	532,554,964	495,102,421

The shares potentially issuable for the three and six months ended June 30, 2020, as a result of 948,347 and 948,347 securities (2019 - 1,113,775 and 1,113,775) are excluded from this calculation as they are anti-dilutive.